Exhibit 99.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350

       In connection with the accompanying Annual Report on Form 10-K of Indiantown Cogeneration, L.P. for the year ended December 31, 2002, I, P. Chrisman Iribe, President Indiantown Cogeneration, L.P., hereby certify pursuant to 18 U.S.C.ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

  such Annual Report on Form 10-K for the year ended December 31, 2002, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  the information contained in such Annual Report on Form 10-K for the year ended December 31, 2002, fairly presents, in all material respects, the financial condition and results of operations of Indiantown Cogeneration, L.P.

March 31, 2003                                    s/ P. CHRISMAN IRIBE
                                                  --------------------
                                                  P. Chrisman Iribe
                                                  President
                                                  Indiantown Cogeneration, L.P.